                                                       EXHIBIT 10.2

                      SEVENTH AMENDMENT TO
                      --------------------
                   FIRST AMENDED AND RESTATED
                   --------------------------
           WAREHOUSING CREDIT AND SECURITY AGREEMENT
           -----------------------------------------


     THIS SEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 17th day of July 1998, by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $65,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a Fourth Amended and Restated Warehousing Promissory Note in the principal sum of $80,000,000, dated March 30, 1998, (the "Note"), and by a First Amended and Restated Warehousing Credit and Security
Agreement dated August 31, 1995, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Company has requested that the Lender increase the Commitment Amount, extend the period for which the Commitment under the Agreement has been made and amend certain other terms of the Agreement and the Lender has agreed to such increase, extension and amendment of the Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be August 14, 1998.

     3. All references to "Knight-Ridder, Inc." shall hereby be amended to refer to "Bridge Information Services."

     4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Commitment Amount," "Debt," "High LTV Mortgage Loan" and "Tangible Net Worth" in their entirety, replacing them with the following definitions:

          "Commitment Amount" means $80,000,000.

          "Debt" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date Subordinated Debt not due within one year of such date and deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

          "High LTV Mortgage Loan" means a Mortgage Loan made to a mortgagor, with a Credit Score of 630 or better, of which the sum of the maximum amount available to be borrowed thereunder (whether or not borrowed) at the time of origination plus the Mortgage Note Amounts of all other Mortgage Loans secured by the related improved real property exceeds one hundred percent (100%) and is less than or equal to one hundred twenty-five percent (125%) of the appraised value of such related improved real property.

          "Tangible Net Worth" means with respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(5) hereof, plus that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets, those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees" and other assets deemed unacceptable by the Lender in its sole discretion.

     5. The definition of "Maturity Date" in Section 1.1 of the Agreement shall be amended by inserting the date "August 31, 1999," in place of "August 31, 1998," wherever it appears in such definition.

     6. Section 2.1(b)(4) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:

                    (4) The  aggregate  amount of Wet  Settlement  Advances
               outstanding at any one time shall not exceed 60% of the Commitment Amount.

     7. Section 2.1(b) of the Agreement is hereby further amended to add the following section immediately after Section 2.1(b)(8):

                    (9) No Advance  shall be made  against a Mortgage  Loan
               other than a Mortgage Loan secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia.

     8. The introduction paragraphs of Sections 2.5(d) and 2.5(e) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

               2.5(d) The Company shall pay the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for, the amount of any outstanding Advance against a specific Pledged Mortgage, upon the earliest occurrence of any of the following events:

               2.5(e) Upon Notice to the Company by the Lender, the Company shall pay to the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for, the amount of any outstanding Advance against a specific Pledged Mortgage upon the earliest occurrence of any of the following events:

     9. Section 2.5(g) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               2.5(g) In addition to the payments required pursuant to Sections 2.5(d) and 2.5(e), the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account if the principal amount of (i) any Unimproved Mortgage Loan is paid or prepaid, or (ii) any other Pledged Mortgage is prepaid, in either case in whole or in part, while an Advance is outstanding against such Pledged Mortgage, for the amount of such payment or prepayment, to be applied to such Advance.

     10. Section 2.7(b) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               2.7(b) Upon an Event of Default, and without the necessity of prior demand or notice from the Lender, the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for any Obligations due and owing the Lender.

     11. Section 9 of the Agreement shall be amended to delete the address and telecopier number of the Lender in its entirety and the following shall be substituted in lieu thereof:

          if to the Lender:   Residential Funding Corporation
                              4800 Montgomery Lane, #300
                              Suite 300
                              Bethesda, MD 20814
                              Attention:  Jim Clapp, Director
                              Telecopier No.: (301) 215-6323

     12. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new Exhibit I-SF.

     13. Exhibits K-1 and K-2 to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits K-1 and K-2 attached to this Amendment. All references in the Agreement to Exhibits K-1 and K-2 shall be deemed to refer to the new Exhibits K-1 and K-2.

     14. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions; (c) executed Funding Bank Letters; (d) a current certified tax, lien and judgment search of the appropriate public records for the Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder; (e) current Certificates of Good Standing of the Company; (f) current insurance information; and (g) a $500 document production fee.

     15. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     16. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                              U.S. HOME MORTGAGE CORPORATION,
                              a Florida corporation


                              By:  /s/ Thomas A. Napoli
                                   --------------------------
                                   Thomas A. Napoli
                              Its: Vice President


                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation


                              By: /s/ Jim Clapp
                                  ----------------------------
                                  Jim Clapp
                             Its: Director


STATE OF Texas )
                         ) ss
COUNTY OF Harris )

     On July 29, 1998 before me, a Notary Public, personally appeared Thomas A. Napoli, the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              /s/  Donna Monroe
                              -----------------------------
                              Donna Monroe
                              Notary Public
  (SEAL)                      My Commission Expires: 03-26-99

STATE OF Maryland)
                         ) ss
COUNTY OF Montgomery )

     On August 12, 1998, before me, a Notary Public, personally appeared Jim Clapp, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              /s/ Stephane von dem Hagen
                              ------------------------------
                              Stephanie von dem Hagen
                              Notary Public
  (SEAL)                      My Commission Expires: 10-15-2001

                                                   EXHIBIT I-SF
                      OFFICER'S CERTIFICATE
     Reference is made to that certain First Amended and Restated Warehousing Credit and Security Agreement (Single Family Mortgage Loans) between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of August 31, 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to Section 6.2(c) of the Agreement.

     The undersigned hereby certifies to the Lender that as of the close of business on ______________ , 19__ ("Statement Date",) and with respect to the Company and its Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Company met the covenants set forth in Sections 7.6 and 7.7, or if the Company did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Company except as permitted under the terms of the Agreement.

3.   No recourse Servicing Contracts have been acquired by the Company.

4. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Company has incurred no Debt required to be subordinated pursuant to Section 6.10.

5. The Company was in compliance with the applicable HUD, GNMA or Investor net worth requirements, and in good standing with FmHA, VA, HUD, GNMA and each Investor.

6. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Company has taken, is taking and proposes to take with respect thereto.

7. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Company as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as at the Statement Date.
Dated: ___________________________
                              U.S. HOME MORTGAGE CORPORATION
                              By:
                              Its:

          CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name:  U.S. HOME MORTGAGE CORPORATION and its Subsidiaries

Statement Date: ___________________

All financial calculations set forth herein are as of the Statement Date.

I.   TANGIBLE NET WORTH

     A.   Tangible Net Worth of the Company is:

          Excess of total assets over total liabilities:      $ __________
          Plus:   Subordinated Debt not due within
                  one year of the Statement Date
                  (or any portion thereof):                   $ __________
          Minus:  Advances to owners, officers or
                  Affiliates:                                 $ __________
          Minus:  Investments in Affiliates:                  $ __________
          Minus:  Assets pledged to secure liabilities
                  not included in Debt:                       $ __________
          Minus:  Intangible assets:                          $ __________
          Minus:  Any other HUD nonacceptable assets:         $ __________
          Minus:  Other assets unacceptable to the
                  Lender:                                     $ __________

          TANGIBLE NET WORTH                                  $ __________

     B. Requirements of Section 7.7 of the Agreement:

          MINIMUM TANGIBLE NET WORTH OF $6,000,000.

     C.   Covenant Satisfied:____  Covenant Not Satisfied:____

II.  DEBT OF THE COMPANY

     Total liabilities                                        $ __________
          Minus:   Subordinated Debt not due within one year
                   of the Statement Date (or any portion
                   thereof):                                  $ __________
          Minus:   Deferred taxes arising from
                   capitalized excess servicing fees
                    and capitalized servicing rights:         $ __________

          DEBT                                                $ __________

III. RATIO OF DEBT TO TANGIBLE NET WORTH

     A.   The ratio of Debt to Tangible Net Worth (IV to I.A) is:
                                                   ___________ to 1

     B. Requirements of Section 7.6 of the Agreement:

          The ratio of Debt to Tangible Net Worth shall not exceed 10 to 1.

     C.   Covenant Satisfied:____  Covenant Not Satisfied:____

                                                               EXHIBIT K-1

                      FORM FOR FUNDING BANK
                         LETTER AGREEMENT
                   (Letterhead of the Company)

                                             July 17, 1998

The First National Bank of Chicago
One North State Street
Chicago, IL  60602

Gentlemen:

     The undersigned, U.S. HOME MORTGAGE CORPORATION (the "Company"), hereby authorizes The First National Bank of Chicago (the "Funding Bank") to permit Residential Funding Corporation (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

     The Company authorizes the Lender to access account information from time to time for the Company's operating account no. _________________ (the "Operating Account") for the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the Request for Advance for the purposes permitted in the Warehousing Credit and Security Agreement (the "Agreement") by and between the Company and the Lender; and (b) amounts due and owing to the Lender, including but not limited to principal, interest and fees.

     Upon the termination or expiration of the Agreement, the Company requests that the Lender, and the Company hereby authorizes the Lender to
(a) close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and (b) withdraw any funds remaining in the Operating Account and remit such funds to the Company after all amounts due and owing the Lender have been paid.

     The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.

                             Very truly yours,

                              U.S. HOME MORTGAGE CORPORATION


                              By: ___________________________

                              Its: __________________________

ACKNOWLEDGED AND AGREED THIS
_________ DAY OF________________ , 19___.

THE FIRST NATIONAL BANK OF CHICAGO


By:___________________________

Its: _________________________

                                                          EXHIBIT K-2
                      FORM FOR FUNDING BANK
                      ---------------------
                         LETTER AGREEMENT
                         ----------------
                   (Letterhead of the Company)

                                             July 17, 1998

_____________________________
_____________________________
_____________________________

Gentlemen:

     The undersigned, U.S. HOME MORTGAGE CORPORATION (the "Company"), hereby authorizes _____________________________ (the "Funding Bank") to
permit Residential Funding Corporation (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

     The Company authorizes the Lender to access account information from time to time for the Company's account no. ______________________ (the "Check Disbursement Account") for the purpose of reviewing account activity and to debit and/or credit such account for transactions relating to the financing of Mortgage Loans against which the Lender has made Advances under the terms of a Warehousing Credit and Security Agreement (the "Agreement") by and between the Lender and the Company. In addition, the Company requests that the Lender (i) instruct the Funding Bank as to which checks drawn by the Company on the Check Disbursement Account relate to the financing of Mortgage Loans against which the Lender has made Advances and (ii) cause the Funding Bank to apply the proceeds of those Advances on deposit in the Check Disbursement Account toward the payment of such checks.

     Upon the termination or expiration of the Agreement, the Company requests that the Lender, and the Company hereby authorizes the Lender to
(a) close the Check Disbursement Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and (b) withdraw any funds remaining in the Operating Account and remit such funds to the Company after all amounts due and owing the Lender have been paid.

                             Very truly yours,

                             U.S. HOME MORTGAGE CORPORATION
                             By: __________________________
                             Its: _________________________

ACKNOWLEDGED AND AGREED THIS
_________ DAY OF__________________, 19___.

-----------------------------------------
          (Funding Bank)
By:  ____________________________
Its: ____________________________

                                CERTIFICATE
                                -----------
                                     OF
                                     --
                                SECRETARY OF
                                ------------
                       U.S. HOME MORTGAGE CORPORATION
                       ------------------------------

     I, the undersigned, hereby certify that I am the Secretary of U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has complied with all certifications, filings and requirements necessary to continue as a corporation in the State of Florida and for each state where the Company is transacting business as a foreign corporation.

     2. In connection with the single family revolving warehouse facility made to the Company by RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") pursuant to the terms of a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 31, 1995, as the same may have been amended or supplemented (the"Agreement"), the Company has the valid power and authority to execute and deliver to the Lender the Seventh Amendment to First Amended and Restated Warehousing Credit and Security Agreement.

     3. The resolutions attached to this Certificate as Exhibit A were duly adopted by unanimous written action of the Board of Directors of the Company at a meeting of the Board of Directors of the Company held on the 31st day of July, 1998 at which meeting a quorum was present. I am the keeper of the Minute Book of the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     4. Any Certificates of Incumbency delivered in connection with the Agreement are hereby deleted in their entirety and replaced with the new Certificate of Incumbency attached to this Certificate of Secretary as Exhibit B.

     5. There have been no amendments to the Articles of Incorporation or Bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 10th day of August , 1998.

                                        /s/  Ronald C. McCabe
                                        ---------------------------
                                             Ronald C. McCabe
                                             Secretary

                            EXHIBIT A
                RESOLUTIONS OF BOARD OF DIRECTORS

     WHEREAS, U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company"), has entered into a single family revolving warehouse facility (the "Commitment"), with a present commitment amount of $65,000,000 (the "Commitment Amount"), with RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), as evidenced by a Fourth Amended and Restated Warehousing Promissory Note in the principal sum of $80,000,000, dated as of March 30, 1998, and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 31, 1995, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company proposes to increase the Commitment Amount, extend the period for which the Commitment under the Agreement has been made and amend certain terms of the Agreement; and

     WHEREAS, to evidence such increase of the Commitment Amount, the extension of the Commitment and amendment of the Agreement, the Company proposes to execute and deliver a Seventh Amendment to First Amended and Restated Warehousing Credit and Security Agreement (the "Amendment"), a copy of which has been presented to the Board of Directors of this Company; and

     WHEREAS, the Board of Directors of this Company has determined that it will be in the best interests of this Company for the Company to increase the Commitment Amount, extend the Commitment and amend the Agreement.

     WHEREAS, the Board of Directors of the Company has determined that it will be in the best interests of the Company to restate the authority of certain officers and employees to execute and deliver documents in connection with the Commitment.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on its behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall increase the Commitment Amount, extend the Commitment and amend the Agreement to be evidenced by the Amendment.

     FURTHER RESOLVED, that the Amendment in the form presented to the Board of Directors of this Company is hereby approved and a copy thereof is filed in the records of this Company with these Resolutions.

     FURTHER RESOLVED, that any of the following officers of  the  Company:
James R. Petty, President; Ronald C. McCabe, Senior Vice President and Secretary; Chester P. Sadowski, Vice President; and Thomas A. Napoli, Vice President shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the Amendment in the form approved by the Board of Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that any of the officers of the Company set forth on the Certificate As To Incumbency, dated July 31, 1998, delivered to the Lender in connection with the Amendment, shall be and are authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver any bailee pledge agreements, advance requests,
shipping   requests,  wire  transfer  instructions,  assignments,  security delivery instructions and trust receipts and to endorse notes in the name of the Company, in any form prescribed by the Lender.

     FURTHER RESOLVED, that such officers and employees shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Commitment and to carry out the purport and intent of the foregoing Resolutions.

                           EXHIBIT "B"

                   CERTIFICATE AS TO INCUMBENCY

TO:       RESIDENTIAL FUNDING CORPORATION

     I hereby certify to you that I am the duly elected and qualified Secretary of U.S. HOME MORTGAGE CORPORATION, a Florida corporation ("Company") and that, as such, I am authorized to execute this Certificate on behalf of the Company. I further certify that the persons named below are duly elected, qualified and acting officers or duly appointed employees of the Company, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures set forth opposite their names are their true and genuine signatures:

Name                   Title/Position              Signature
James R. Petty         President               /s/  James R. Petty
--------------------   ----------------------       --------------------------
Ronald C. McCabe       Senior Vice President
                       and Secretary           /s/  Ronald C. McCabe
--------------------   ---------------------        --------------------------
Thomas A. Napoli       Vice President          /s/  Thomas A. Napoli
--------------------   ---------------------        --------------------------
Chester P. Sadowski    Vice President          /s/  Chester Sadowski
--------------------   ---------------------        --------------------------
Peggy Beghtol          Vice President,
                       Secondary Marketing     /s/  Peggy Beghtol
---------------------- ---------------------        --------------------------
Virginia S. Casagrande Vice President,
                       Controller              /s/  Virginia S. Casagrande
---------------------- ---------------------        --------------------------
Darlene Fajardo        Ass't Vice President
                       and Ass't Secretary     /s/  Darlene Fajardo
---------------------- ---------------------        --------------------------
Brenda Henry           Assistant Secretary     /s/  Brenda Henry
---------------------- ---------------------        --------------------------
Peter Gottlieb         Assistant Secretary     /s/  Peter Gottlieb
---------------------- ---------------------        --------------------------

---------------------- ---------------------        --------------------------

---------------------- ---------------------        --------------------------

     This Certificate replaces any existing Certificates of Incumbency. You may conclusively rely on this Certificate until formally advised by a like Certificate of any changes herein.

     IN WITNESS WHEREOF, I have hereunto executed this Certificate on this 31st day of July, 1998.

                                 /s/  Ronald C. McCabe
                                 -------------------------
                                      Ronald C. McCabe
                                      Secretary